Follow-on Offering of Common Stock NASDAQ: UCBI September 2009

Cautionary statement The issuer has filed a registration statement (including a prospectus and prospectus supplement) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC, including the prospectus supplement, for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-805-4128. This presentation contains forward-looking statements, including, without limitation, statements about United Community Banks, Inc.'s plans, strategies and prospects and our financial outlook and business environment. The words "believe," "expect," "anticipate," "intend," "estimate," "goals," "would," "could," "should" and other expressions which indicate future events and trends identify forward-looking statements. The forward-looking statements include, among others, our statements regarding: (1) our ability to become profitable, (2) our ability to avoid regulatory actions more serious than an informal memorandum of understanding, (3) the results of our most recent internal stress test, (4) our ability to raise capital, maintain liquidity and access other sources of funding, (5) the success of the local economies in which we operate, (6) our concentration of residential and commercial construction and development loans, (7) the sufficiency of our allowance for loan losses, (8) non-cash charges resulting from goodwill impairment testing, and (9) our ability to fully realize deferred tax assets. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on our current assumptions, expectations and projections about future events. Although we believe that our current assumptions, expectations and projections reflected in these forward-looking statements are reasonable, we can give no assurance that these expectations will prove to be correct or that the benefits anticipated with respect to the forward-looking statements will be achieved. Important risks, uncertainties and other factors, some of which may be beyond our control, that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, (i) our ability to raise capital, (ii) increased capital requirements mandated by our regulators, (iii) variation in interest rates, (iv) continued deterioration in the credit quality of certain loans, (v) the effect of credit risk exposure, (vi) declines in the value of our assets, (vii) financial market and economic conditions generally and in the markets in which we operate, and (viii) recent and ongoing changes to the state and federal regulatory schemes under which we and other financial services companies operate, as well as those risks discussed in our filings with SEC, including those discussed under the heading "Risk Factors" included in Item 1A of our most recent Annual Report on Form 10-K and those discussed in our prospectus supplement dated September 23, 2009, which discussions are hereby incorporated by reference. Forward-looking statements speak only as of the date made. We assume no responsibility to update or revise forward-looking statements and caution readers, listeners and conference attendees not to place undue reliance on any such statements.

Non-GAAP measures This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, noninterest income, noninterest expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because it believes it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provides users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to pages 28 - 30 and the Appendix of this presentation. We have not reconciled tangible common equity to tangible assets and core earnings to the extent such numbers are presented on a forward-looking basis based on management's internal stress test or SCAP methodology. Estimates that would be required for such reconciliations cannot reliably be produced without unreasonable effort.

Offering summary Issuer: United Community Banks, Inc. Ticker / Exchange: UCBI / NASDAQ (GSM) Transaction Size: Approximately $175 million Pro Forma Shares Outstanding: Approximately 73,533,042 (1) Over-Allotment Option: 15% Use of Proceeds: General Corporate Purposes Joint Book Running Managers: Sandler O'Neill + Partners, L.P. SunTrust Robinson Humphrey, Inc. (1) Based on UCBI's closing stock price of $7.25 per share as of September 21, 2009 and 49,395,111 common shares outstanding as of September 15, 2009

Transaction rationale Increases Tangible Common Equity ratio to approximately 7.2% Strengthens regulatory capital ratios Provides an opportunity to continue aggressively resolving problem loans To allow for an earlier return to profitability Positions UCBI to take advantage of competitor dislocation Positions UCBI to take advantage of strategic business opportunities

Strengthened capital position (1) Assumes gross proceeds of $175.0 million in connection with a common stock offering (2) UCBI peer group includes BOH, WTFC, FMER, UMBF, TRMK, UMPQ, MBFI, ONB, UBSI, FMBI, PCBC, BPFH Data Source: SNL Financial

United at a glance Assets $8.4 billion Deposits 6.8 billion "Community Banks" 27 Offices 110

Business and operating model Twenty-seven "community banks" Local CEOs with deep roots in their communities Resources of $8.4 billion bank Service is point of differentiation Golden rule of banking "The Bank That SERVICE Built" Ongoing customer surveys +90% satisfaction rate Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive markets in the U.S. Disciplined growth strategy Organic supported by de novos and selective acquisitions Community bank service, large bank resources

Deposit mix (total $6.8 billion) Note: Dollars in millions As of June 30, 2009 Demand & NOW MMDA & Sav. Time <$100k Time >$100k Brokered East 1525 744 2465 1352 763

Core transaction deposits Note: Dollars in millions 4Q 08 2Q 09 Geographic Diversity Atlanta MSA North Georgia Western North Carolina Eastern Tennessee Gainesville MSA Coastal Georgia

Net interest margin 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Net Interest Margin 0.0328 0.0308 0.027 0.0317 0.0332 0.0056 0.0048 0.0044 0.0036 0.0024 Net Interest Margin Second quarter margin improvement of 20 bps Improved loan and deposit pricing Replaced higher priced CDs and broker deposits NIM Characteristics 3.84% 3.56% 3.14% 3.53% 3.56% NIM NIM - Pre Credit (1) (1) Excluding impact of nonaccrual loans, OREO and interest reversals

LOAN PORTFOLIO AND CREDIT QUALITY

Proactively addressing credit environment Structure Centralized underwriting and approval process Segregated work-out teams Highly skilled ORE disposition group Seasoned regional credit professionals Process Continuous external loan review covering Intensive executive management involvement: Weekly past due meetings Weekly NPA/ORE meetings Quarterly criticized watch loan review meetings Quarterly pass commercial and CRE portfolio review meetings Internal loan review of new credit relationships Ongoing stress testing... commenced in 2007 Policy Ongoing enhancements to credit policy Periodic updates to portfolio limits

Loan portfolio (total $5.5 billion) Geographic Diversity As of June 30, 2009

Commercial Construction Owner-Occupied Income Producing C & I East 15 40 29 16 Commercial loans (total $2.6 billion) Geographic Diversity Average Loan Size CRE = $450k C&I = $71k Comm. Constr. = $661k As of June 30, 2009

Commercial real estate (by loan type) Note: Dollars in millions 58% owner-occupied 42% income producing Typical owner-occupied: small business, doctors, dentists, attorneys, CPAs $12 million project limit 48% LTV (1) $450k average credit size Portfolio Characteristics (1) Loan balance as of June 30, 2009 / most recent appraisal

Commercial construction (by loan type) Note: Dollars in millions Avg Loan Size: $661k Avg LTVs (1) Total: 46% Raw Land: 44% Land Dev.: 40% Portfolio Characteristics (1) Loan balance as of June 30, 2009 / most recent appraisal

Mortgage Home Equity East 74 26 Origination Characteristics No broker loans No sub-prime / Alt-A 78% of HE > 680 FICO Policy Max LTV: 80-85% Residential mortgage (total $1.5 billion) Geographic Diversity As of June 30, 2009 Avg loan size: $47k Avg loan size: $98k

Spec Sold Developing Raw Lot East 267 106 412 159 371 Residential construction (total $1.3 billion) Geographic Diversity As of June 30, 2009 Spec = $226k Sold = $173k Developing Construction Land Develop. = $979k Raw = $452k Lot = $169k Average Loan Size

Atlanta MSA (residential construction) Note: Dollars in millions

Credit quality 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Net Charge-offs $ 58.3 $ 43.3 $ 74.0 $ 55.7 $ 14.3 as % of Average Loans 4.18% 3.09% 5.09% 3.77% .97 % Allowance for LL $ 146.0 $ 144.0 $ 122.3 $ 111.3 $ 91.0 as % of Total Loans 2.64% 2.56% 2.14% 1.91% 1.53 % as % of NPLs 51 56 64 80 74 as % of NPLs - Adjusted (1) 82 117 125 93 74 Past Due Loans (30 - 90 Days) 1.61% 1.67% 2.33% 1.39% 1.10 % Non-Performing Loans $ 287.8 $ 259.2 $ 190.7 $ 139.3 $ 123.8 OREO 104.8 75.4 59.8 38.4 28.4 Total NPAs $ 392.6 $ 334.6 $ 250.5 $ 177.7 $ 152.2 as % of Total Assets 4.67% 4.11% 2.94% 2.20% 1.84 % as % of Loans & OREO 6.99 5.86 4.35 3.03 2.55 Note: Dollars in millions (1) Excluding loans with no allocated reserve

Net charge-offs by category Note: Dollars in thousands (1) Based on simple average of the four quarters

Net charge-offs by market Note: Dollars in thousands (1) Based on simple average of the four quarters

NPAs by category and market Note: Dollars in thousands

Key trends - loan portfolio and credit quality The majority of credit challenges continue to be centered in residential construction, primarily in Atlanta While some deterioration has occurred, the commercial portfolio continues to perform much better than residential construction; the commercial portfolio is highly diversified with low average balances Residential mortgage and HELOCs continue to perform well The pace of ORE sales continues to accelerate and demand has improved A projected rise in 3Q charge-offs is primarily tied to the 1Q and 2Q rise in NPAs, a more aggressive disposition strategy, and a clearing of specific reserves previously set aside

Credit quality - SCAP analysis Imputed Stress Test Loss Estimates (1) Represents the SCAP - Selected Banks Scenario modified to reflect the characteristics of United Community Banks, Inc. existing loan portfolio. (2) Based on average projected losses per loan category (More Adverse Scenario) for BB&T Corporation, Fifth Third Bancorp, Regions Financial Corporation and SunTrust Banks, Inc. as per Board of Governors of the Federal Reserve System (2009) "The Supervisory Capital Assessment Program: Overview of Results." (3) Represents the mid-point of the indicative loss rates by loan category as per Board of Governors of the Federal Reserve System (2009) "The Supervisory Capital Assessment Program: Overview of Results."

Credit quality - SCAP analysis Imputed Stress Test Loss Estimates - $175 Million Common Stock Raise

FINANCIAL RESULTS

Core earnings summary - second quarter 2009 Note: Dollars in millions (1) Excludes FHLB prepayment charge, securities (losses) / gains and gain on acquisition. (2) Excludes BOLI expense recovery, special FDIC assessment, foreclosed property costs, severance costs and goodwill impairment charge (3) Excluding impact of nonaccrual loans, OREO and interest reversals

Net operating loss - second quarter 2009 Note: Dollars in millions

Net loss - second quarter 2009 2Q 09 1Q 09 4Q 08 2Q 08 Net Operating (Loss) Income $ (23.1) $ (32.0) $ (46.7) $ 7.1 Gain on Acquisition ($11.4, pre-tax) 7.1 - - - Goodwill Impairment Charge - (70.0) - - Severance Costs ($2.9, pre-tax) - (1.8) - - Net (Loss) Income $ (16.0) $ (103.8) $ (46.7) $ 7.1 Earnings (Loss) Per Share $ (.38 ) $ (2.20) $ (.99) $ .15 Note: Dollars in millions

REASONS TO INVEST IN UNITED

Core franchise supports customer retention and strong market presence Business model thrives on relationship-driven customer service backed by "big bank" resources Footprint contains a combination of stable and long-term growth markets Significant insider ownership Significant strategic opportunities Reasons to invest in United

APPENDIX

Joined UCBI Years in Banking Jimmy Tallent President and CEO 1984 36 Guy Freeman Chief Operating Officer 1994 49 Rex Schuette Chief Financial Officer 2001 32 David Shearrow Chief Risk Officer 2007 28 Glenn White President, Atlanta Region 2007 35 Craig Metz Marketing 2002 17 Bill Gilbert Retail Banking 2000 33 Experienced proven leadership

Leading demographics Note: Financial information as of June 30, 2009 (1) Includes publicly traded companies with assets between $5.0 - 50.0 billion as of June 30, 2009 (2) Population growth weighted by county as of June 30, 2009 Data Source: SNL Financial

Market share opportunities (excellent growth prospects) Note: Dollars in billions (1) FDIC deposit market share and rank as of June 30, 2008 for markets where United Community Banks takes deposits. Data Source: SNL Financial and FDIC

Legal lending limit $174 House lending limit 20 Top 25 relationships 7.8% of total loans 430 Regional credit review Standard underwriting Lending - credit summary (as of June 30, 2009) Note: Dollars in millions

Loans - markets served (at quarter-end) Note: Dollars in millions

Loans - markets served (at year-end) Note: Dollars in millions

Business mix - loans (at quarter-end) Note: Dollars in millions Loans By Category 2Q 09 1Q 09 4Q 08 3Q 08 2Q 08 Year over Year Change % Commercial (sec. by RE) $1,797 $1,779 $1,627 $1,604 $1,584 13 Commercial construction 379 377 500 509 522 (27) Commercial & Industrial 399 387 410 425 417 (4) Total commercial 2,575 2,543 2,537 2,538 2,523 2 Residential construction 1,315 1,430 1,479 1,596 1,745 (25) Residential mortgage 1,470 1,504 1,526 1,528 1,494 (2) Consumer/installment 153 156 163 168 171 (11) Total Loans $5,513 $5,633 $5,705 $5,830 $5,933 (7)

Loans by market 2008 2007 2006 2005 2004 Commercial (sec. by RE) $1,627 $1,476 $1,230 $1,055 $ 966 Commercial construction 500 527 469 359 250 Commercial & Industrial 410 418 296 237 212 Total commercial 2,537 2,421 1,995 1,651 1,428 Residential construction 1,479 1,829 1,864 1,380 1,055 Residential mortgage 1,526 1,502 1,338 1,206 1,102 Consumer/installment 163 177 180 161 150 Total Loans $5,705 $5,929 $5,377 $4,398 $3,735 Business mix - loans (at year-end) Note: Dollars in millions

Residential construction - total company Note: Dollars in millions

Residential construction - Atlanta MSA Note: Dollars in millions

Liquidity - wholesale borrowings Note: Dollars in millions

Liquidity - loans / deposits Note: Dollars in millions

Non-GAAP reconciliation tables

Non-GAAP reconciliation tables